SUPPLEMENT DATED SEPTEMBER 28, 2010
TO
PROSPECTUSES DATED APRIL 30, 2010
FOR SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, AND SUN LIFE FINANCIAL MASTERS FLEX

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective October 11, 2010, the MFS® Global Tactical Allocation Portfolio is added as a fund option under the “Asset Allocation Funds” category in each of the Build Your Own Portfolio models that were in existence prior to February 8, 2010, as shown in the “Build Your Own Portfolio” Appendix in each prospectus listed above.

Please retain this supplement with your Prospectus for future reference.

Build Your Own Portfolio(US) 9/2010